UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2018

SAGA COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11588	38-3042953
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

73 Kercheval Avenue
Grosse Pointe Farms, MI	48236
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (313) 886-7070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On November 28, 2018, Saga Communications, Inc. announced that its Board of Directors declared a quarterly cash dividend of $0.30 per share and a special cash dividend of $0.25 per share on its on its Classes A and B Common Stock to be paid on January 4, 2019 to shareholders of record as of December 10, 2018, as set forth in the press release included as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 28, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAGA COMMUNICATIONS, INC.

Dated: November 28, 2018	By:	/s/ Samuel D. Bush
Samuel D. Bush
Senior Vice President and
Chief Financial Officer

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INDEX OF EXHIBITS

Exhibit No.	Description

99.1	Press release dated November 28, 2018.

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